ADA Environmental Solutions FBR Capital Markets Investor Conference November 27, 2007 NASDAQ:ADES A Leader in Clean Coal Technology Exhibit 99.1

This presentation, including the materials that follow, contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a "safe harbor" for such statements in certain circumstances. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Actual results may vary materially from such expectations. These statements are prefaced by words or phrases such as “believe,” "will," "hope," "expect," “anticipate,” "intend," "plan," “potential” and
“propose,” the negative expressions of such words, or words of similar meaning. Such forward-looking statements include, but are not limited to, statements or expectations regarding future revenues or other financial measures, anticipated projects and new contracts, anticipated growth in the markets we serve and related items, including our position in those markets. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors including but not limited to changing economic conditions, market demand for ADA-ES’ products and services, changes in technology, failure to satisfy performance guarantees, availability of federal funding, availability of private financing which will be needed to implement our expansion plans, changes in laws or regulations, results of demonstrations of our own, and other’s licensed technologies, operational difficulties, availability of skilled personnel, and other factors which we discuss in detail in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on the forward-looking statements made in this presentation, and to consult filings we make with the U.S. Securities and Exchange Commission for additional information concerning risks and uncertainties that may apply to our business and the ownership of our securities.
The forward-looking statements contained in this release and the conference call are made and based on information as of the date of this release. We assume no obligation to update any of these statements based on information after the date of this report, unless required by law to do so.

Allentown, PA
Napa, CA
Littleton, CO
(Headquarters)
Baltimore, MD
Birmingham, AL
Marshall, TX
ADA-ES office

ADA-ES

Overview
ADA Environmental Solutions develops environmental
technology and specialty chemicals for the coal-fired
power plant market
Recognized emission control industry experts
Senior staff collectively has over 200 years experience
developing emission control technology

Financial Highlights
Cash flow positive &
profitable on an annual
basis since 2003 spin-off
5.8 million diluted shares
outstanding
50%+ held by institutions
~15% held by insiders
and employees
Balance sheet highlights (at
9/30/07):
Cash and investments of
$19.2 million
Working capital of $16.0
million
No long-term debt
Shareholders’ equity of
$28.3 million
Market cap $63 million
(10/31/07)

Investment Highlights
Three significant growth opportunities:
1. Mercury control from power plants
• Leading provider of engineering services and equipment
• Well positioned for potential $1-3B/yr Activated Carbon (AC)
market from pending Federal regulation
(existing rules create $200-400mm market for AC)
• Undertaking large capital projects ($260mm to $1.5B) to
vertically integrate in production of AC
2. Marketing Refined Coal (IRC Section 45) product
for older plants
• Technology meets technical criteria for federal tax credits of approximately $6 million per plant per year
3. Developing control technology for greenhouse
gas CO
2

New Emission Control Markets Generate
Three Sequential Revenue Opportunities
1. R&D/Engineering Services
DOE and industry sponsorship
2. Low-cost capital equipment
Typical emission control equipment for NO
x
and So
x
control: $25 - $100mm
ADA equipment for mercury control: ~ $1mm
3. Continuous revenue streams from AC and Refined Coal
$100mm to $1B total annual markets
A Razor and Razor Blades Business Model

Past Actual and Estimated Future
Revenue by Product Segments (1)
Based on a Single AC Production Line
(1)  See Assumptions on Slide 37
0
100
200
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Other Engineering Consulting Equipment Chemicals

GROWTH AREA #1 -8-

ADA-ES Technology is Low Cost and
Simple to Implement
Scrubber
Removes SO
2
Particle Capture
AC
Injected Here
AC Storage and
Feeder
AC with Mercury
Collected Here
Activated Carbon (AC) Injection for Mercury Control

R&D Funding for Technology Development
1985-1996:  Awarded 50+ R&D contracts exceeding $40 million
2000:  Won $1.7 million DOE flue gas conditioning program
2001:  Won $6.8 million DOE mercury control program
2002:  Won $2.4 million DOE follow-on mercury control program
2003:  Won $8.8 million DOE full-scale mercury control program
2004:  Won $9 million contract with We Energies under $53 million mercury control program (50% funded by the DOE)
2004:  Won approx. $5 million contract for 4 additional sites
2006:  Won $7.5 million DOE mercury control project for 2 plants
2006:  NexGen JV may provide up to $5 million over next three years
2006:  DOE award for development of ADESORB ™ , a proprietary process to produce activated carbon
2006: $4 million DOE subcontract for sorbent-based CO
2
control

-11- Technology Demonstrations Provide Basis for Bidding and Guaranteeing Hg Control Tested ACI using western coal Tested ACI using eastern coal

Market Drivers: Regulations for Hg Control
Existing Rules Create $200-400 Million AC Market
State with proposed legis/regs more strict than CAMR (13)
State with firm legis/regs more strict than CAMR (13)
Planned plant that has ordered mercury control system
Plant with consent decree limiting mercury emissions
State currently accepting CAMR (24)
P
Total Existing Coal-Fired Capacity
MW
24,000
12,000
2,400

Prospects for New Federal Legislation
Expected to Create $1 Billion AC Market
EPA sued by multiple states and environmental groups re:
CAMR
DC District Court scheduled to hear oral arguments in
December
Bills requiring 90% mercury control for all power plants
recently introduced in both the Senate and the House
Bipartisan support

-14- Activated Carbon Injection (ACI) Equipment for Mercury Control

ACI Equipment Sales:  Status
Approximately 70 contracts for ACI systems have been
awarded by power companies for mercury control to date
ADA maintains a ~50% market share
The rest are split between 7-8 other companies
Expect to bid on 50-100 systems in 2008-2009
Working closely with largest utilities in the U.S. and Canada
Key supplier of mercury control technology to major air
pollution control companies
Babcock and Wilcox, Alstom Power, Hamon Research
Cottrell, and Hitachi, among others

PROPRIETARY
AND
CONFIDENTIAL
ADA-ES

PROPRIETARY
AND
CONFIDENTIAL
ADA-ES

ADA-ES

-16- In 2007 ADA More than Doubled Its ACI Systems Engineering Team Improved Designs Have Reduced Costs by 20%

New Market for Activated Carbon Created
for Mercury Control
0
500
1,000
1,500
2,000
Activated
Carbon
(millions of
lbs / yr)
Current H20
AC Market
Developing
Market for Hg
Control
Total AC
Market
2006
2010E
2015E
ANNUAL U.S. MARKET
Significant production gap identified
New Market based
on existing
regulations
New Market
based on anticipated
Federal regulation

Activated Carbon (AC):  Current and
Near-Term Supply Capacity
Current AC market in US: approx. 450 million pounds
per year
Primarily used for drinking water treatment
90% provided by Calgon, Norit and Mead Westvaco
400 million additional pounds per year will be needed by
2010 for initial mercury control market
Potential 1 Billion pound per year by 2012-2015
New AC production plants are necessary for new
mercury control market
Can take 4 to 6 years to develop
ADA is implementing plans to build new production
plants to meet expected AC demand by customers
Plan to have one plant operational by Q1 2010

Recent Activated Carbon Market Activity
AC pricing in water treatment has risen 80%
compared to last year
Last Spring, four utilities issued RFPs for AC
since Q2 2007
Up to 200 million pounds per year requested
3, 5, and 10-year terms requested
All requests for higher-priced Treated Carbon
(TAC) for Western coals
TAC quoted by AC suppliers at $1.00/lb and
above

ADA-ES New Activated Carbon Production
Largest AC plant(s) in North America
Capital cost:  > $260mm per production line
Annual production approx. 125 to 175 Million pounds of AC
IRR expected to be greater than 25%
4-6 year process:
Test products
Secure lignite feedstock
Design plant
Select site
Permits filed and pending
Equipment procurement
Permits issued/Construction
Permitting multiple sites:
goal of AC production by Q1 2010
ADA’s current
stage

Permitting AC Plants at Three Lignite
Mine-Mouth Sites (Two Lines per Site)
1. Adjacent to Red River Mine in NW Louisiana
2. Adjacent to Falkirk Mine near Bismarck, ND
3. Alternate ND site to be announced

Project Team for Greenfield AC Plant
MANAGEMENT, SITING, ENGINEERING, PROCUREMENT
& CONSTRUCTION
Emission Strategies Inc.: Project management
Ramco Generating Two: Siting & project development support
Highline Consultants, LLC: Engineering and environmental
management
Harris Group, Inc.: Engineering
East Mountain Consultants, Inc.: Project Controls
Andover Technology Partners: Market and alternatives analysis
Misc: Engineering cross-checks, surveys & geotech
TBD: EPC
TBD: Owner’s engineer
TBD: Owner’s construction management
OPERATIONS & ENVIRONMENTAL
Zephyr Environmental Corporation: Permitting
Resource Catalysts: Environmental
AOR, Inc.: Brand Development
Steve Young (ADA-ES): Process development & Ops
Ken Baldrey (ADA-ES): AC production R&D
Hazen Laboratories: Pilot & product testing
TBD: Plant operations contractor
FINANCE & LEGAL
4M Corporation: Finance & market analysis manager
Strategic Initiatives: Corporate finance advisor
Investment Bank: Credit Suisse
TBD: Equity Manager / co-manager
TBD: Strategic equity partner
Schuchat, Herzog and Brenman: Corporate counsel
Fox Rothschild: Lead counsel & legal team management
Ayres Law Group: Environmental group outreach &
legislation
Hogan & Hartson: Contracts & environmental attorneys
John Adams Associates: Public relations
The Equity Group: Investor relations
Blanchard, Walker, O’Quin & Roberts: LA counsel
Kean Miller: LA environmental & transmission attorneys
Kelsch Kelsch Ruff & Kranda: ND counsel
SALES & MARKETING
Jon Barr (ADA-ES)
Rich Miller (ADA-ES)

Anticipated Greenfield Funding
60% debt project financing
Long-term off-take contracts expected to provide backing
40% equity including:
ADA-ES balance sheet and equity issuance
• Current shelf registration of 3 Million shares expected to be brought to market prior to financial close in 2008
Anticipated equity from strategic partner(s) for a 49%
partner with “smart money” who can provide additional
expertise / capabilities:
• Plant operations
• EPC oversight
• Transportation
• Sales and marketing
• Contracting
• Financial assurance capacity

Estimated Greenfield AC Plant Economics
(1)
Based on Annual
revenue ~ $100 million
-TAC 68%
-PAC 29%
-Power 3%
(1)  See Assumptions on Slide 37
EBITDA 70%
Consumables
Interest
Depreciation
Taxes
Net Income
12%
Labor-GA-Maint.  11%
16%
28%
14%
19%

Upcoming Milestones for Greenfield Plant
Milestone Date Status
(11/27/07)
File for air permit in LA August 2007 Filed
Banking & Financial Advisor August 2007 Credit Suisse
File for air permit ND1 September 2007 Filed
EPC Contractor selected October 2007 In Negotiation
File for air permit ND2 October 2007
Major equipment ordered December 2007 In Procurement
Construction permits granted March 2008
Out Take Contracts February 2008 Marketing
Strategic Partner February 2008 In Negotiation
Financial close March 2008
Unit 1 operational Q1 2010

ADA’s Interim Supply Plans
Goal is to have sourcing in place to supply AC to
utilities beginning in 2008
Sourcing
Critical for interim period
Beneficial addition to longer-term supply
shortages
Foreign and domestic supply
Storage and Treatment
Estimated capital costs for facility <$5m

GROWTH AREA #2 REFINED COAL ADA-ES opportunity through joint venture with an affiliate of NexGen Resources Corporation

Refined Coal:  CyClean
American Jobs Creation Act of 2004 provides 10-year
Refined Coal tax credit of approximately $6/ton
Coal is deemed “refined” if:
20% reduction in NO
x
and 20% reduction in SO
x
or Mercury
and 50% increase in market value
ADA-ES Refined Coal process:
For Cyclone boilers
Adds proprietary chemicals on Western Coal
Burns cleaner and more efficiently
Reduces emissions
Provides fuel flexibility

CyClean Business Model
50/50 Joint Venture with NexGen Resources
Clean Coal Solutions, LLC
NexGen must pay $5mm upon tax credit qualification to maintain its 50% interest in the venture
Expected Clean Coal Solutions revenue from:
CyClean sales
Monetized tax credit - shared with customers
CyClean Target Market:
Total 60mm tons of PRB coal per year burned in cyclones
Near-term market: 20mm tons per year
States with aggressive mercury regulations
Older, stranded cyclones with fewer options

0
25
50
2006 2007 2008 2009 2010 2011 2012
Rev Low Rev Mid Rev High
EBITDA
Refined Coal – Estimated Revenue & EBITDA (1)
(1)  See Assumptions on Slide 37
Based on 10 Million Tons of Refined Coal Per Year

Status:  CyClean Refined Coal
Completed three full-scale plants exceeding tax
credit emission reduction levels that can qualify
for the tax credit
Patents and patent-pending on key technology
Marketing effort underway
Seeking legislative clarification for “50%
increase in market value” requirement

GROWTH AREA #3 CONTROL OF GREENHOUSE EMISSIONS: CARBON DIOXIDE

ADA-ES CO
2
Control Business Plan
In pre-market period, use funding from electric power
generators and DOE
Awarded a subcontract on $4mm DOE program for
sorbent-based CO
2
control
Received initial utility funding to advance ADA technology
Seeing a rapid growth in funding available to address the
CO
2
issue
Develop technology with a focus on the existing fleet of
1,100 boilers
Focus on technology that will have a component that
creates a continuing revenue stream
Potentially largest new market opportunity

FINANCIAL OVERVIEW

3
rd
Quarter Summary

Quarter ended 9/30/07 vs. Q3’06
Revenues increased 26% to $5.6 million
Gross margin rose 45% to $1.9 million or 33.4% of
revenues versus $1.3 million or 29.0% of revenues
for Q3 ‘06
Backlog on ACI equipment doubled sequentially
from $6 million in Q2 ’07 to $12 million in Q3 ‘07
Operating income was $34,000, compared to an
operating loss of $(63,000) in Q3 ‘06
Net income was $215,000 or $0.04 per diluted
share, versus $(128,000) or $(0.02) per diluted
share in Q3 ‘06

Past Actual and Estimated Future
Revenue by Product Line (1)
Based on a Single AC Production Line
(1)  See Assumptions on Slide 37
0
100
200
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Other FGC Mercury Refined Coal CO2

Assumptions
Actuals, 2007 Budget, 2008 – 2012 Projections
1. Revenue / EBITDA
A. Mercury
i. Achieve 50% of available ACI equipment market
ii. Greenfield Activated Carbon Plant Project
a) Single production line in place by end of Q1 2010
b) Current spot pricing for AC
B. Refined Coal
i. Sell 10 million tons CyClean per year
ii. $6/ ton tax credit, shared 50% with customer and monetized
C. Declining FGC revenues, Increasing CO
2
consulting
D. EBITDA based on mid-point estimates
2. Greenfield Activated Carbon Plant Economics
A. Current price quotes for lignite, labor, and equipment
B. Average of first ten years of production

Summary
ADA-ES has been instrumental in creating a new mercury
control market
Existing rules: estimated 150 ACI systems, 400 mm lbs/yr AC
Pending Federal Rule: estimated 600-700 ACI systems, 1 B
lbs/yr AC
Already a leading provider of engineering services and
equipment for the mercury control market
Building new AC plants for this market
Operating permits for 6 production lines expected Q1-2 2008
Well positioned to respond to AC demand by Federal rule
Progress with Refined Coal; substantial market opportunity
Developing control technology for Greenhouse gases
The next big opportunity in Emission Control
Strong financial position and growing revenue base